Exhibit 99.1

Clear Channel Outdoor Holdings, Inc. Receives Continued Listing Standard Notice from NYSE

SAN ANTONIO, TX August 6, 2020 — Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) (the “Company”) today announced that on August 4, 2020, the Company received formal notice from the New York Stock Exchange (“NYSE”) that it was not in compliance with the NYSE’s continued listing standards as a result of the average closing price of the Company’s common stock being less than $1.00 per share over a consecutive 30 trading-day period.

In accordance with the NYSE rules, the Company has a period of six months following the receipt of the NYSE notice to regain compliance with the minimum share price requirement, or until the Company’s next annual meeting of stockholders if stockholder approval is required to cure the share price non-compliance, as would be the case to effectuate a reverse stock split. The NYSE rules require the Company to notify the NYSE, within 10 business days of receipt of the NYSE notice, of its intent to cure this deficiency. The Company intends to notify the NYSE of its intent to regain compliance with the requirements of Section 802.01C of the NYSE Listed Company Manual by implementing a reverse stock split, subject to approval by the Company’s board of directors and the stockholders at the next annual meeting of stockholders, if the Company does not achieve an accelerated cure prior to the cure deadline.

The Company can regain compliance at any time during the cure period if on the last trading day of any calendar month during the cure period, its common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting.

The NYSE notice does not affect the Company’s business operations or its reporting obligations with the Securities and Exchange Commission, nor does it trigger any violation of its debt obligations.

Under the NYSE rules, the Company’s common stock will continue to be listed and traded on the NYSE during the cure period, subject to the Company’s compliance with other continued listing requirements.

About Clear Channel Outdoor Holdings, Inc.

Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) is one of the world’s largest outdoor advertising companies with a diverse portfolio of approximately 570,000 print and digital displays in 32 countries across Asia, Europe, Latin America and North America, reaching millions of people monthly. A growing digital platform includes more than 16,000 digital displays in international markets and more than 1,900 digital displays (excluding airports), including more than 1,400 digital billboards, in the U.S.

Comprised of two business divisions – Clear Channel Outdoor Americas (CCOA), the U.S. and Caribbean business division, and Clear Channel International (CCI), covering markets in Asia, Europe and Latin America – CCO employs approximately 5,900 people globally. More information is available at investor.clearchannel.com, clearchannelinternational.com and clearchanneloutdoor.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Clear Channel Outdoor Holdings, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about plans to restore compliance with NYSE continued listing standards, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: the magnitude of the impact of the COVID-19 pandemic on our operations and on general economic conditions; weak or uncertain global economic conditions and their impact on the level of expenditures on advertising, including the effects of Brexit and economic uncertainty in China; our ability to service our debt obligations and to fund our operations and capital expenditures; industry conditions, including competition; our ability to obtain key municipal concessions for our street furniture and transit products; fluctuations in operating costs; technological changes and innovations; shifts in population and other demographics; other general economic and political conditions in the United States and in other countries in which we currently do business, including those resulting from recessions, political events and acts or threats of terrorism or military conflicts; changes in labor conditions and management; the impact of future dispositions, acquisitions and other strategic transactions; legislative or regulatory requirements; regulations and consumer concerns regarding privacy and data protection; a breach of our information security measures; restrictions on outdoor advertising of certain products; fluctuations in exchange rates and currency values; risks of doing business in foreign countries; third-party claims of intellectual property infringement, misappropriation or other violation against us; the risk that the Separation could result in significant tax liability or other unfavorable tax consequences to us and impair our ability to utilize our federal income tax net operating loss carryforwards in future years; the risk that we may be more susceptible to adverse events following the Separation; the risk that we may be unable to replace the services iHeartCommunications provided us in a timely manner or on comparable terms; our dependence on our management team and other key individuals; the risk that indemnities from iHeartMedia will not be sufficient to insure us against the full amount of certain liabilities; volatility of our stock price; the impact of our substantial indebtedness, including the effect of our leverage on our financial position and earnings; the ability of our subsidiaries to dividend or distribute funds to us in order for us to repay our debts; the restrictions contained in the agreements governing our indebtedness limiting our flexibility in operating our business; the effect of analyst or credit ratings downgrades; certain other factors set forth in our other filings with the SEC; as well as our ability to regain compliance with the continued listing criteria of the NYSE within the available cure period and continue to comply with other applicable listing standards of the NYSE. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Other key risks are described in the section entitled “Item 1A. Risk Factors” of the Company’s reports filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q. Except as otherwise stated in this press release, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Contacts

Press:

Lucy Puddefoot

Clear Channel Outdoor Holdings Inc.

+44(0)7525 731 7333

Lucy.puddefoot@clearchannelint.com

Kirsty Mair

FHF

M +44-7711 462 880

kirsty.mair@fleishmaneurope.com

Juliette Monnet

FHF

M +44 (0) 7510 153 737

juliette.monnet@fhflondon.co.uk

Investors:

Eileen McLaughlin

Vice President - Investor Relations

(646) 355-2399

InvestorRelations@clearchannel.com